                      SUPPLEMENT TO THE CLASS A PROSPECTUS
                    AND STATEMENT OF ADDITIONAL INFORMATION

                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND
                       CREDIT SUISSE MUNICIPAL MONEY FUND

THE FOLLOWING INFORMATION SUPERCEDES CERTAIN INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective May 1, 2003, new distribution plans recently approved by shareholders of each fund will become effective.

THE FOLLOWING INFORMATION REPLACES INFORMATION PROVIDED ON PAGES 9 AND 10 OF THE FUNDS' PROSPECTUS WITH RESPECT TO THE MUNICIPAL MONEY FUND. INFORMATION FOR THE U.S. GOVERNMENT MONEY FUND IS UNCHANGED.

                             FEES AND FUND EXPENSES
This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are estimated for the current fiscal year.

                                                          MUNICIPAL
                                                            MONEY
                                                            FUND
-------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
Sales charge (load) on purchases                            NONE
Deferred sales charge (load)                                NONE
Sales charge (load) on reinvested distributions             NONE
Redemption fees                                             NONE
Exchange fees                                               NONE

ANNUAL FUND OPERATING EXPENSES
(deducted from fund assets)
Management                                                 0.40%
Distribution and service (12b-1) fee                       0.25%
Other expenses                                             0.40%
TOTAL ANNUAL FUND OPERATING EXPENSES*                      1.05%

* Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expenses reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be discontinued at any time.

EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
Management                                                 0.25%
Distribution and service (12b-1) fee                       0.25%
Other expenses                                             0.40%
                                                           ----
NET ANNUAL FUND OPERATING EXPENSES                         0.90%

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                                     EXAMPLE

This example may help you compare the cost of investing in the Municipal Money Fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assuming you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements and credits), and you close your account at the time periods shown.
Based on these assumptions, your cost would be:

                          ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
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
Municipal Money  Fund      $107             $334            $579           $1,283
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

THE "ABOUT THE DISTRIBUTOR" SECTION OF THE PROSPECTUS IS REPLACED WITH THE
FOLLOWING:

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

     Each fund has adopted a Distribution (12b-1) Plan for Class A shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A shares. The maximum amount payable by each fund and its 12b-1 Plan for distributing shares is .40% of its average daily net assets. Each fund pays these fees at the annual rate of .25% of its average net assets. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

     Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of each fund. The expenses incurred by the distributor under the 12b-1 Plans for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

     OTHER CONTRARY INFORMATION IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS SUPERSEDED.

Dated:  April 25, 2003                                             CSGMN-16-0403
                                                                        2003-025